================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-34261) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 7

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 8


                                 VANGUARD OHIO
                                 TAX-FREE FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                 P.O. BOX 2600

                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

            IT IS HEREBY REQUESTED THAT THIS FILING BECOME EFFECTIVE

           on March 28, 1997, pursuant to paragraph (a) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Registration Statement becomes effective.



     We have elected to register an indefinite number of shares pursuant to rule 24f-2 under the Investment Company Act of 1940. We filed our rule 24f-2 notice for the year ended November 30, 1996 on January 31, 1997.


================================================================================

                          VANGUARD OHIO TAX-FREE FUND

                             CROSS-REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   The Fund's Objectives; Who Should
                                                               Invest; Investment Strategies;
                                                               Investment Limitations; Investment
                                                               Policies; Investment Performance;
                                                               General Information
    Item 5.   Management of the Fund........................   The Fund and Vanguard; Investment
                                                               Adviser
    Item 6.   Capital Stock and Other Securities............   Buying Shares; Redeeming Shares; The
                                                               Share Price of Each Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               Distribution Options; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Buying Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Management of the Fund
   Item 13.   Investment Objective and Policies.............   Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund; Investment
                                                               Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Management
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Calculation of Yield
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD
OHIO TAX-FREE
FUND

Prospectus
March 28, 1997


MONEY MARKET PORTFOLIO

INSURED LONG-TERM PORTFOLIO

This prospectus
contains financial data
for the Fund through
the fiscal year ended
November 30, 1996.

[ GRAPHIC OF SAILING VESSEL WITH VANGUARD LOGO ]

VANGUARD OHIO TAX-FREE FUND
A Federal And Ohio State Tax-Exempt Income Mutual Fund

CONTENTS

Portfolio Expenses        3

Financial Highlights      4

A Word About Risk         5

The Portfolios'
Objectives                6

Who Should Invest         6

Investment Strategies     7

Investment Policies      10

Investment Limitations   11

Investment
Performance              11

Share Price              12

Dividends, Capital
Gains, and Taxes         13

The Fund and
Vanguard                 13

Investment Adviser       14

General Information      14

Investing with
Vanguard                 15

Services and Account
Features                 15

Types of Accounts        16

Distribution Options     16

Buying Shares            17

Redeeming Shares         19

Fund and Account
Updates                  21

Prospectus Postscript    23

Risk Quiz                24

Glossary  Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard Ohio Tax-Free Fund (the "Fund") is a non-diversified, open-end investment company that includes two separate mutual fund portfolios: the Money Market Portfolio and the Insured Long-Term Portfolio (the "Portfolios").

    Each Portfolio, intended for Ohio residents only, seeks to provide income that is exempt from both federal and Ohio personal income taxes. The Money Market Portfolio emphasizes stability; the Insured Long-Term Portfolio emphasizes income over stability.

    IT IS IMPORTANT TO NOTE THAT THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN, BUT DOES NOT GUARANTEE, A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IN ADDITION, NEITHER OF THE PORTFOLIOS' SHARES ARE GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR THE STATE OF OHIO. ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS OF THE BONDS IN THE INSURED LONG-TERM PORTFOLIO ARE GUARANTEED, THE VALUE OF THE BONDS THEMSELVES IS NOT GUARANTEED. AS WITH ANY INVESTMENT IN BONDS, WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES, YOU COULD LOSE MONEY BY INVESTING IN EITHER OF THE PORTFOLIOS.

FEES AND EXPENSES

The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

A Statement of Additional Information (dated March 28, 1997) containing more information about the Portfolios is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of each Portfolio of Vanguard Ohio Tax-Free Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide which Portfolio, if any, is the right investment for you. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                                    Vanguard Ohio Tax-Free Fund

WHO SHOULD INVEST (page 6)

- Ohio residents seeking a municipal bond mutual fund as part of a balanced and diversified investment program.

-   Income-oriented Ohio residents in a high tax bracket.

WHO SHOULD NOT INVEST

-   Investors primarily seeking growth of their investment over time.

- Investors unwilling to accept significant fluctuations in share price (Insured Long-Term Portfolio).

-   Investors in a retirement account.

RISKS OF THE PORTFOLIOS (pages 5-11)

Both Portfolios are subject to income risk (the chance that falling interest rates will cause a Portfolio's income to decline), and objective risk (the chance that a particular segment of the municipal bond market--such as long-term or Ohio-issued bonds--will trail returns from the overall municipal bond market). The Insured Long-Term Portfolio is also subject to interest rate risk (the chance that bond prices will decline because of rising interest rates).

    The Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. The Insured Long-Term Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 5.

DIVIDENDS AND CAPITAL GAINS (page 13)

Dividends are declared daily and paid on the first business day of each month. Capital gains, if any, are paid annually in December.

INVESTMENT ADVISER (page 14)

Vanguard Fixed Income Group, Valley Forge, PA, manages both Portfolios.

MINIMUM INITIAL INVESTMENT:

$3,000; $1,000 for custodial accounts for minors.

ACCOUNT FEATURES (page 15)

-   Telephone Redemption

-   Checkwriting

-   Vanguard Direct Deposit Service (SM)

-   Vanguard Automatic Exchange Service (SM)

-   Vanguard Fund Express(R)

-   Vanguard Dividend Express (SM)

AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED NOVEMBER 30, 1996

                                                                           Since
                                                     1 Year    5 Years    Inception*
                                                     ------    -------    ----------
Ohio Money Market Portfolio                           3.4%       3.0%       3.5%

Lipper Ohio Tax-Exempt
  Money Market Average                                3.1        2.8        3.3

Ohio Insured Long-Term
  Portfolio                                           5.8%       8.0%       8.6%

Lipper Ohio Tax-Exempt
  Municipal Bond Average                              4.9        7.3        7.8

*June 18, 1990.


In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses. Note, too, that both the return and (except for the Money Market Portfolio) principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                        Vanguard Ohio Tax-Free Fund

--------------------------------------------------------------------------------
                                                 MONEY MARKET  INSURED LONG-TERM
                                                  PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------
INCEPTION DATE:                                       6/18/90            6/18/90

NET ASSETS AS OF 11/30/96:                       $254 million       $216 million

PORTFOLIO'S EXPENSE RATIO FOR
THE YEAR ENDED 11/30/96:                                 0.20%              0.20%

LOADS, 12b-1 MARKETING FEES:                             None               None

SUITABLE FOR IRAS:                                         No                 No

NEWSPAPER ABBREVIATION:                               VangOH*              OHIns

VANGUARD FUND NUMBER:                                     096                097
--------------------------------------------------------------------------------

* Money market funds are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one or both of the Portfolios.

    As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolios:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                                            None
Sales Load Imposed on Reinvested Dividends:                                 None
Redemption Fees:                                                            None
Exchange Fees:                                                              None

    The next table illustrates the operating expenses that you would incur as a shareholder of either Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering a Portfolio, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended November 30, 1996.

ANNUAL PORTFOLIO OPERATING EXPENSES

-------------------------------------------------------------------------------------
                                                         MONEY MARKET   INSURED LONG-
                                                          PORTFOLIO    TERM PORTFOLIO
-------------------------------------------------------------------------------------
Management and
   Administrative Expenses:                                  0.15%         0.16%
Investment Advisory Expenses:                                0.01%         0.01%
12b-1 Marketing Fees:                                        None          None
Other Expenses
   Marketing and Distribution
     Costs:                                                  0.03%         0.02%
   Fund Insurance:                                           None          0.00%
   Miscellaneous Expenses
     (e.g., Taxes, Auditing):                                0.01%         0.01%
                                                             ----          ----
Total Other Expenses:                                        0.04%         0.03%
                                                             ----          ----
TOTAL OPERATING EXPENSES
   (EXPENSE RATIO):                                          0.20%         0.20%
                                                             ====          ====

    The example on page 4 illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.


                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For example, the Insured Long-Term Portfolio's expense ratio in fiscal year 1996 was 0.20%, or $2.00 per $1,000 of average net assets. The average tax-exempt bond mutual fund (excluding money market funds) had expenses in 1996 of 1.01%, or $10.10 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

                                PLAIN TALK ABOUT

                            HOW TO READ THE FINANCIAL
                                HIGHLIGHTS TABLE

This explanation uses the Money Market Portfolio as an example. The Portfolio began fiscal 1996 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.034 per share from investment income (interest and dividends). All of these earnings were returned to shareholders in the form of dividend distributions. The earnings ($0.034 per share) less distributions ($0.034 per share) resulted in a share price of $1.00 at the end of the year. Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was 3.42% for the year.

    As of November 30, 1996, the Portfolio had $254 million in net assets; an expense ratio of 0.20% ($2.00 per $1,000 of net assets); and net investment income amounting to 3.36% of its average net assets.

-----------------------------------------------------------------------------------
PORTFOLIO                            1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------
Money Market                          $ 2          $ 6          $11          $26
Insured Long-Term                     $ 2          $ 6          $11          $26
-----------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

The following financial highlights tables show, for each Portfolio, the results for a share outstanding for each period since the Portfolio's inception on June 18, 1990. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of each Portfolio's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

----------------------------------------------------------------------------------------------------------------------------
                                                                         MONEY MARKET PORTFOLIO
                                            --------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                            --------------------------------------------------------------------   6/18/90*-
                                              1996        1995        1994         1993       1992        1991      11/30/90
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .034        .037        .026        .023        .030        .045        .027
 Net Realized and Unrealized Gain (Loss)
  on Investments                                  --          --          --          --          --          --          --
                                            --------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS              .034        .037        .026        .023        .030        .045        .027
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.034)      (.037)      (.026)      (.023)      (.030)      (.045)      (.027)
 Distributions from Realized Capital Gains        --          --          --          --          --          --          --
                                            --------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                          (.034)      (.037)      (.026)      (.023)      (.030)      (.045)      (.027)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
============================================================================================================================
Total Return                                    3.42%       3.78%       2.58%       2.37%       3.01%       4.64%       2.59%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)        $    254    $    178    $    147    $    132    $     92    $     79    $     37
Ratio of Expenses to Average Net Assets         0.20%       0.21%       0.23%       0.21%       0.31%       0.26%       0.23**
Ratio of Net Investment Income to Average
 Net Assets                                     3.36%       3.71%       2.56%       2.34%       2.95%       4.45%       5.65%**
Portfolio Turnover Rate                          N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------

 *Inception date.
**Annualized.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      INSURED LONG-TERM PORTFOLIO
                                                                  Year Ended November 30,
                                            --------------------------------------------------------------------   6/18/90*-
                                              1996        1995        1994        1993        1992        1991      11/30/90
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  11.63    $  10.28    $  11.61    $  11.07    $  10.60    $  10.30    $  10.00
                                            ----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .603        .610        .599        .608        .630        .650        .295
 Net Realized and Unrealized Gain (Loss)
  on Investments                                .040       1.350      (1.298)       .685        .474        .300        .300
                                            ----------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS              .643       1.960       (.699)      1.293       1.104        .950        .595
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.603)      (.610)      (.599)      (.608)      (.630)      (.650)      (.295)
 Distributions from Realized Capital Gains        --          --       (.032)      (.145)      (.004)         --          --
                                            ----------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                          (.603)      (.610)      (.631)      (.753)      (.634)      (.650)      (.295)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  11.67    $  11.63    $  10.28    $  11.61    $  11.07    $  10.60    $  10.30
====================================================================================================================================
TOTAL RETURN                                    5.75%      19.45%     -6.29%       12.03%      10.69%       9.50%       6.04%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)        $    216    $    197    $    149    $    166    $    101    $     61    $     17
Ratio of Expenses to Average Net Assets         0.20%       0.21%       0.23%       0.21%       0.31%       0.27%       0.22%**
Ratio of Net Investment Income to Average
 Net Assets                                     5.26%       5.45%       5.38%       5.29%       5.77%       6.20%       6.55%**
Portfolio Turnover Rate                           17%          7%         16%         10%         27%         20%          2%
------------------------------------------------------------------------------------------------------------------------------------

 *Inception date.
**Annualized.
--------------------------------------------------------------------------------

    From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation or depreciation. Neither yield nor total return should be used to predict the future performance of a fund.

--------------------------------------------------------------------------------
A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in the Portfolios of Vanguard Ohio Tax-Free Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in one or both of the Portfolios, you should take into account your need to protect your investment, as well as your need for current income.

    Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of one or both of the Portfolios, will confront.
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                      TAXABLE VERSUS TAX-EXEMPT INVESTMENTS

You may not always profit from a state tax-exempt investment; sometimes a taxable investment can serve you better. To determine which is more suitable for you, figure out the state tax-exempt portfolio's taxable equivalent yield. You do this by . . .

- First figuring out your effective state and local bracket. Simply subtract your federal tax bracket from 100%; then multiply that number by your state and local bracket. For example, if you are in a 7.0% state tax bracket and a 36% federal tax bracket, your effective state tax bracket would be 4.5% ([100% - 36%] x 7.0%).

- Then add your federal tax bracket and effective state tax bracket together for your combined tax bracket. In this example, your combined tax bracket would be 40.5% (36% + 4.5%).

- Finally, divide the portfolio's tax-exempt yield by the difference between 100% and your combined tax bracket. Continuing with this example and assuming that you are considering a state tax-exempt portfolio with a 5% yield, your taxable equivalent yield would be 8.4% (5% divided by [100% - 40.5%]).

    In this example, you would choose the state tax-exempt portfolio if its taxable equivalent yield of 8.4% were greater than the yield of a similar, though taxable, investment.

    Remember that we have used assumed tax brackets in this example. Please verify your actual tax brackets--both federal and state--before calculating taxable equivalent yields of your own.


THE PORTFOLIOS' OBJECTIVES

Both Portfolios seek to provide varying amounts of income that is exempt from federal and Ohio personal income taxes. The Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of Portfolio shareholders vote to do so.


[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISKS DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN ONE OR BOTH OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN BONDS, COULD LOSE MONEY.


WHO SHOULD INVEST

Either of the Portfolios may be a suitable investment for you if you are a Ohio resident and . . .

- You wish to add a municipal bond income fund to your existing holdings, which could include other tax-exempt--as well as stock, money market, and taxable bond--investments.

-   You seek income that is exempt from federal and Ohio personal income taxes.

    However, one Portfolio may more closely meet your personal investment objectives than the other. For instance, the Money Market Portfolio may be suitable for you if:

-   You do not want fluctuation in the share price of your investment.

-   You are seeking a short-term investment vehicle.
    The Insured Long-Term Portfolio may be suitable for you if:

- You are seeking a potentially greater amount of tax-exempt income and are willing to accept significant fluctuations in share price.

    Neither Portfolio is an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- Each Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolios. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of a Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-   The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how the Portfolios' investment adviser seeks to provide income that is exempt from federal and Ohio personal income taxes. It also explains important risks--income risk, interest rate risk, call risk, objective risk, credit risk, and manager risk--faced by the Portfolios' shareholders. Unlike the Portfolios' investment objectives, the adviser's investment strategies are not fundamental and can be changed by the Fund's board of trustees without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

Both Portfolios invest primarily in tax-exempt Ohio state and local municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income.

[FLAG] EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT A PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BONDS (LIKE THOSE IN THE MONEY MARKET PORTFOLIO) AND THE LEAST FOR LONG-TERM BONDS (LIKE THOSE IN THE INSURED LONG-TERM PORTFOLIO).

    Changes in interest rates can affect bond prices as well as bond income.

[FLAG] THE INSURED LONG-TERM PORTFOLIO IS PARTICULARLY SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS, MODERATE FOR INTERMEDIATE-TERM BONDS, AND HIGH FOR LONGER-TERM BONDS.

    In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

    Because the Insured Long-Term Portfolio invests mainly in longer-term bonds, changes in interest rates will have a significant impact on the value of that Portfolio's assets. To illustrate how much of an impact, the following table shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a bond with a face value of $1,000, similar to those held by the Insured Long-Term Portfolio on November 30, 1996.


                                PLAIN TALK ABOUT

                                 MUNICIPAL BONDS

Municipal bonds are securities issued by state and local governments and regional government authorities as a way of raising money for public construction projects (for example, highways, airports, housing); for operating expenses; or for loans to public institutions and facilities.

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

When interest rates rise, bond prices fall. The opposite is also true: bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                                PLAIN TALK ABOUT

                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

                                PLAIN TALK ABOUT

                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bond holder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection--that is, assurance that a bond will not be called for a specific time period, such as ten years.

-------------------------------------------------------------------------------------
                   HOW INTEREST RATE CHANGES AFFECT INVESTMENT
-------------------------------------------------------------------------------------
                             Value of a $1,000 Investment
-------------------------------------------------------------------------------------
Yield/                                    After a 1% After a 1% After a 2% After a 2%
Average Maturity                           Increase   Decrease  Increase   Decrease
-------------------------------------------------------------------------------------
4.83%/9.6 years                             $  922    $1,075    $  856    $1,162
-------------------------------------------------------------------------------------

    These figures are for illustration only and should not be regarded as an indication of future returns from the municipal bond market as a whole, or any portfolio in particular.

    Falling interest rates can cause other problems for bond portfolio shareholders.

[FLAG] THE INSURED LONG-TERM PORTFOLIO, BUT NOT THE MONEY MARKET PORTFOLIO, IS SUBJECT TO CALL RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES, A BOND ISSUER WILL "CALL"--OR REPAY--ITS HIGH-YIELDING BOND BEFORE ITS MATURITY DATE. FORCED TO INVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, THE PORTFOLIO WOULD EXPERIENCE A DECLINE IN INCOME--AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

    Longer-term bonds, like those held by the Insured Long-Term Portfolio generally have "call protection"--that is, assurance that a bond will not be called for a specific period, such as ten years.

SECURITY SELECTION

Vanguard Fixed Income Group, adviser to the Portfolios, selects bonds issued by Ohio state and local governments. The municipal bonds held by the two Portfolios, though, differ significantly in terms of maturity and quality.

[FLAG] THE PORTFOLIOS ARE SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A PARTICULAR BOND MARKET SEGMENT (FOR EXAMPLE, LONGER-TERM BONDS OR BONDS ISSUED BY THE STATE OF OHIO) WILL TRAIL RETURNS FROM THE OVERALL BOND MARKET.

    The MONEY MARKET PORTFOLIO invests at least 80% of its assets in a variety of high-quality, short-term Ohio municipal securities. The Portfolio seeks to provide a stable net asset value of $1.00 per share by investing in securities with an effective maturity of 13 months or less and by maintaining an average weighted maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share.

    Under unusual circumstances, such as a national financial emergency, up to 20% of the Money Market Portfolio's assets may be invested in securities other than Ohio municipal obligations.

   The INSURED LONG-TERM PORTFOLIO buys longer-term municipal bonds issued by the state of Ohio, its local governments, and public financing authorities (and, possibly, by certain U.S. territories). The Portfolio may also buy industrial revenue bonds and bonds issued by hospitals and universities.

    Normally, a fund that concentrates its assets in one state would be exposed to considerable credit risk. (Details of the risks of investing in one state can be found in the Statement of Additional Information.) To provide an added level of credit protection, at least 80% of the Insured Long-Term Portfolio's assets are invested in Ohio municipal bonds whose principal and interest payments are guaranteed by top-rated insurance companies at the time of purchase. This insurance coverage may take one of several forms:

- A new issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

- A mutual fund insurance policy, which is used to guarantee specific bonds only while held by a mutual fund. For the Insured Long-Term Portfolio (which has obtained a policy from Financial Guaranty Insurance Company), the annual premiums for the policy may reduce the Portfolio's current yield.

- A secondary market insurance policy, which is purchased by an investor (such as the Insured Long-Term Portfolio) after a bond has been issued and insures the bond until its maturity date.

    Typically, an insured municipal bond in the Portfolio will be covered by only one of the three policies. For instance, if a bond is covered by a new issue insurance policy or a secondary market insurance policy, the security will probably not be insured under the Portfolio's mutual fund insurance policy.

    The remaining 20% of the Insured Long-Term Portfolio's assets may be invested in municipal securities with a minimum quality rating of Aa by Moody's and AA by Standard & Poor's. Although the Portfolio has no limitations as to maturity, its dollar-weighted maturity is expected to be between 15 and 25 years.

    In addition, up to 20% of either Portfolio may be invested in bonds that are subject to the Alternative Minimum Tax (AMT).

    As tax-advantaged investments, the Portfolios are particularly vulnerable to federal and Ohio state tax law changes (for instance, if the Internal Revenue Service ruled that the income from certain types of state-issued bonds could no longer be considered tax-exempt).

[FLAG] THE PORTFOLIOS ARE SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    The Money Market Portfolio invests primarily in high-quality, short-term Ohio municipal securities, and the Insured Long-Term Portfolio invests primarily in bonds insured by top-rated insur-


                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is the highest rating, C among the poorest quality). All things being equal, the lower a bond's credit quality, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).

                                PLAIN TALK ABOUT

                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the Alternative Minimum Tax (AMT)--a special tax system that insures that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal regular income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed tax-exempt bond funds (excluding money market funds) is 48%.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.


ance companies against the possible default of an issuer. Therefore, credit risk should be low for the Money Market Portfolio and very low for the Insured Long-Term Portfolio. The average qualities of the Money Market Portfolio and the Insured Long-Term Portfolio, as rated by Moody's on November 30, 1996, were MIG-1 and Aaa, respectively.

    The Portfolios try to minimize credit risk by purchasing a wide selection of Ohio municipal securities. As a result, there is less chance that a Portfolio will be significantly hurt by a particular bond issuer's failure to repay either principal or interest.

[FLAG] THE PORTFOLIOS ARE SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT VANGUARD FIXED INCOME GROUP WILL DO A POOR JOB OF SELECTING SECURITIES.

    To help you distinguish between the two Portfolios and their various risks, a summary table is presented below.

--------------------------------------------------------------------------------
                             RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------
                              INCOME        INTEREST      CALL         CREDIT
PORTFOLIO                      RISK         RATE RISK     RISK          RISK
--------------------------------------------------------------------------------
Money Market                   High           Low      Negligible      Low
Insured Long-Term              Low            High     High            Very Low
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

Although the Insured Long-Term Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Insured Long-Term Portfolio's average turnover rate since inception has been about 14%. (A Portfolio's turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.) The Money Market Portfolio will have a much higher turnover rate because of the short-term nature of money market instruments. This higher turnover rate should not increase Portfolio costs, however, since brokerage commissions are not usually charged for the purchase or sale of money market instruments.

INVESTMENT POLICIES

Besides investing in high-quality municipal bonds, each Portfolio may follow a number of other investment policies to achieve its objectives.

[FLAG] THE INSURED LONG-TERM PORTFOLIO, BUT NOT THE MONEY MARKET PORTFOLIO, MAY INVEST, TO A LIMITED EXTENT, IN BOND (INTEREST RATE) FUTURES AND OPTIONS CONTRACTS, AND OTHER TYPES OF DERIVATIVES.

    Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Insured Long-Term Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Portfolio's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.

    The reasons for which the Insured Long-Term Portfolio may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.

-   To make it easier to trade.

- To reduce costs by buying futures instead of actual bonds when futures are cheaper.

    The Statement of Additional Information offers a detailed explanation of the other types of derivatives in which the Insured Long-Term Portfolio may invest.

    The Insured Long-Term Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolios have adopted limits on some of their investment policies. Specifically, each Portfolio will not:

- Invest more than 25% of its assets in the securities of a single issuer, except the U.S. government and cash reserves.

- Invest more than 50% of its assets in bonds that make up more than 5% of the Portfolio's total assets.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares, and not in amounts to exceed 10% of the Portfolio's net assets.

    The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of a Portfolio's shareholders.


INVESTMENT PERFORMANCE

The Portfolios of Vanguard Ohio Tax-Free Fund invest in bonds with a variety of maturities from a variety of issuers in Ohio, so their performance will differ depending on the performance of specific bond market segments. Historically, changes in interest rates have been--and remain--the strongest influence on bond market performance.


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of a portfolio's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either income dividend or capital gains distributions. Income dividends come from interest the portfolio earns from its money market and bond investments. Capital gains are realized whenever the portfolio sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the portfolio held the securities for less than or more than one year.


------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED NOVEMBER 30, 1996
------------------------------------------------------------------------------------
                                                                            SINCE
                                                       1 YEAR   5 YEARS   INCEPTION*
------------------------------------------------------------------------------------
Ohio Money Market Portfolio                             3.4%      3.0%      3.5%
Lipper Ohio Tax-Exempt
   Money Market Average                                 3.1       2.8       3.3
Ohio Insured Long-Term Portfolio                        5.8%      8.0%      8.6%
Lipper Ohio Tax-Exempt
   Municipal Bond Average                               4.9       7.3       7.8
------------------------------------------------------------------------------------

*June 18, 1990.

    The results shown above represent the Portfolios' "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information for each Portfolio's unmanaged benchmark index.


SHARE PRICE

Each Portfolio's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:

                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE   =   ------------------------------------
                             NUMBER OF SHARES OUTSTANDING

    The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

    The Insured Long-Term Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolio's name, but the most common is OHIns. The Money Market Portfolio is listed, along with other money market funds, separately from other mutual funds; its abbreviation is VangOH. The Money Market Portfolio's share price is expected--although not guaranteed--to remain at a constant $1.00.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Portfolios' dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest and dividends as dividend distributions. These dividend distributions are expected to be free from federal, Ohio personal, and (to the extent relevant) municipal income taxes. Any capital gains realized from the sale of securities are distributed annually in December. Your distributions of income and capital gains are automatically invested in more shares of the Portfolio unless you elect to receive the distributions in cash. In either case, distributions of capital gains (but not dividends) that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distributions and send you a statement each year showing the tax status of all your distributions.

- The short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Portfolios.

- If you sell or exchange shares of a Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.


   The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in either of the Portfolios.


THE FUND AND VANGUARD

Vanguard Ohio Tax-Free Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


                                PLAIN TALK ABOUT

                             "BUYING A CAPITAL GAIN"

It is not to your advantage to buy shares of a portfolio shortly before it makes a capital gains distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a capital gain." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the portfolio pays a capital gains distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in capital gains distributions), but you would owe tax on the $250 capital gain you received, even if you had reinvested it in more shares. To avoid "buying a capital gain" check the portfolio's distribution schedule before you invest.

                                PLAIN TALK ABOUT

                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Vanguard Fixed Income Group currently manages more than $79 billion in assets and provides investment advisory services on an at-cost basis to more than 40 Vanguard Portfolios.

    The managers responsible for the Fund are:

    IAN A. MACKINNON, Senior Vice President of Vanguard; fixed-income investment adviser since 1974, primarily responsible for Vanguard's internal fixed-income policy and strategy since 1980; B.A. from Lafayette College, M.B.A. from Pennsylvania State University.

    JOHN CARBONE, Principal of Vanguard; Money Market Portfolio adviser since 1996, in the investment business since 1986; B.S. from Babson College, M.B.A. from Southern Methodist University.

    DANINE MUELLER, Principal of Vanguard; Insured Long-Term Portfolio adviser since 1996, managing Vanguard funds since 1989, in the investment business since 1985; B.S. from Villanova University.


    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

    A list of the Fund's trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISER

Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to the Portfolios of Vanguard Ohio Tax-Free Fund on an at-cost basis, subject to the control of the officers and trustees of the Fund.

    The Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expenses."


GENERAL INFORMATION

Vanguard Ohio Tax-Free Fund is a Pennsylvania business trust. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a trustee) if the holders of at least 10% of a Portfolio's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a shareholder of one of the Portfolios of Vanguard Ohio Tax-Free Fund. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS                   Automatically set up for each Portfolio
(SALES AND EXCHANGES)                   unless you notify us otherwise.

Checkwriting                            Method for drawing money from your
                                        account by writing a check for $250 or
                                        more.

VANGUARD DIRECT DEPOSIT                 Automatic method for depositing your
SERVICE                                 paycheck or U.S. government payment
[BOOK GRAPHIC]                          (including Social Security and
                                        government pension checks) into your
                                        account.


VANGUARD AUTOMATIC EXCHANGE             Automatic method for moving a fixed
SERVICE                                 amount of money from one Vanguard fund
[BOOK GRAPHIC]                          account to another.*



VANGUARD FUND EXPRESS                   Electronic method for buying or selling
[BOOK GRAPHIC]                          shares. You can transfer money between
                                        your Vanguard fund account and an
                                        account at your bank, savings and loan,
                                        or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS               Electronic method for transferring
[BOOK GRAPHIC]                          dividend and/or capital gains
                                        distributions directly from your
                                        Vanguard fund account to your bank,
                                        savings and loan, or credit union
                                        account, or to another Vanguard fund
                                        account.

VANGUARD BROKERAGE SERVICES             A cost-effective way to trade stocks,
(VBS)                                   bonds, and options on major exchanges,
[BOOK GRAPHIC]                          Nasdaq, and other domestic
                                        over-the-counter markets at reduced
                                        rates, and to buy and sell shares of
                                        non-Vanguard mutual funds. Call VBS
                                        (1-800-992-8327) for additional
                                        information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK GRAPHIC].

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of accounts.

FOR ONE OR MORE PEOPLE                  To open an account in the name of one
                                        (individual) or more (joint tenants)
                                        people. $3,000 minimum initial
                                        investment.

FOR A MINOR CHILD                       To open an account as an UGMA/UTMA
[BOOK GRAPHIC]                          (Uniform Gifts/Transfers to Minors Act).
                                        Age of majority and other requirements
                                        are set by state law. $1,000 minimum
                                        initial investment.

FOR HOLDING TRUST ASSETS                To invest assets held in an existing
[BOOK GRAPHIC]                          trust. $3,000 minimum initial
                                        investment.


FOR AN ORGANIZATION                     To open an account as a corporation,
                                        partnership, or other entity. These
                                        accounts may require a corporate
                                        resolution or other documents to name
                                        the individuals authorized to act.
                                        $3,000 minimum initial investment.


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                            Dividends and capital gains are
                                        automatically reinvested in additional
                                        shares of the Portfolio unless you
                                        request a different distribution method.

DIVIDENDS IN CASH                       Dividends are paid by check and mailed
                                        to your account's address of record, and capital gains are reinvested in additional shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS             Both dividends and capital gains are
IN CASH                                 paid by check and mailed to your
                                        account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

For the Insured Long-Term Portfolio, you buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). You begin earning dividends the calendar day after your account is credited.

Before it can begin earning dividends, your investment in the Money Market Portfolio must be converted to federal funds, which usually takes about one business day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; portfolio advisers must use federal funds to pay for the securities they buy.) You begin earning dividends the calendar day after your account is credited. For instance, if we received your check before 4 p.m. on a Thursday, your account would be credited Friday, and you would begin earning dividends Saturday. If the check arrives after 4 p.m. Eastern time, your account is credited after two business days, and you begin earning dividends the calendar day after that. (If we received your check after 4 p.m. on a Thursday, your account would be credited Monday, and you would begin earning dividends Tuesday.)

Each of the Fund's Portfolios is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                        OPEN A NEW ACCOUNT                           ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT                      $3,000 (regular account); $1,000             $100 by mail or exchange; $1,000
                                        (custodial accounts for minors).             by wire.

BY MAIL                                 Complete and sign the application form.      Mail your check with an Invest-By-Mail
[ENVELOPE GRAPHIC]                                                                   form detached from your confirmation
                                        Make your check payable to:                  statement to the address listed on the form.
First-class mail to:                    The Vanguard Group-(appropriate
The Vanguard Group                      Portfolio number; see below)                 Make your check payable to:
P.O. Box 2600                           Money Market               96                The Vanguard Group-(appropriate
Valley Forge, PA 19482                  Insured Long-Term          97                Portfolio number; see below)
                                                                                     Money Market               96
Express or Registered mail to:          All purchases must be made in                Insured Long-Term          97
The Vanguard Group                      U.S. dollars, and checks must be
455 Devon Park Drive                    drawn on U.S. banks.                         All purchases must be made in
Wayne, PA 19087                                                                      U.S. dollars, and checks must be
                                                                                     drawn on U.S. banks.

**IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

                              OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT

BY TELEPHONE                  Call Vanguard Tele-Account* 24          Call Vanguard Tele-Account* 24
[PHONE GRAPHIC]               hours a day--or Client Services         hours a day--or Client Services
                              during business hours--to               during business hours--to exchange
1-800-662-6273                exchange from another Vanguard          from another Vanguard fund account
Vanguard Tele-Account(R)      fund account with the same              with the same registration (name,
                              registration (name, address,            address, taxpayer I.D., and account
1-800-662-2739                taxpayer I.D., and account type).       type).
Client Services
                                                                      Use Vanguard Fund Express (see
                                                                      "Services and Account Features")
                                                                      to transfer assets from your bank
                                                                      account. Call Client Services before
                                                                      your first use to verify that this
                                                                      option is in place.

                               *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through an exchange from another Vanguard Fund by 4 p.m. Eastern time, your investment does not have to be converted to federal funds; you begin earning dividends the next calendar day.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                            Call Client Services to arrange your              Call Client Services to arrange your
[WIRE GRAPHIC]                     wire transaction.                                 wire transaction.

Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No 0141-1274
[Temporary Account Number]
Vanguard Ohio Tax-Free Fund
[Portfolio Name]
[Account Registration]
Attention: Vanguard

FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through a federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.

AUTOMATICALLY                      --                  Vanguard offers a variety of ways
[GRAPHIC OF ARROWS ROTATING                            that you can add to your account
 IN A CIRCLE]                                          automatically. See "Services
                                                       and Account Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

REDEEMING SHARES

   IMPORTANT TAX NOTE: Any sale or exchange of Portfolio shares could result in a taxable gain or a loss. However, because the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, you will not incur a taxable gain or loss when you sell or exchange shares of this Portfolio.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

   -     Portfolio name.

   -     10-digit account number.

   -     Name and address exactly as registered on that account.

   - Social Security or Employer Identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares.

   One way to sell shares is the checkwriting option (established when you set up your account or by calling Client Services). Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.

   When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives your request in good order. Good order means that the request includes:

   -     Portfolio name and account number.

   -     Amount of the transaction (in dollars or shares).

   -     Signatures of all owners exactly as registered on the account.

   -     Signature guarantees (if required).

   -     Any supporting legal documentation that may be required.

   -     Any certificates you are holding for the account.

   Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed the next business day.

   The Portfolios reserve the right to close any account whose balance falls below the minimum initial investment. The Portfolios will deduct a $10 annual fee if your account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

  Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.


HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from each Portfolio (except the Money Market Portfolio) during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on a Portfolio or a series of movements between Vanguard funds.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES            INSTRUCTIONS

BY TELEPHONE                            Call Vanguard Tele-Account* 24 hours a
[PHONE GRAPHIC]                         day--or Client Services during business
                                        hours--to sell or exchange shares. You
1-800-662-6273                          can exchange shares from either
Vanguard Tele-Account                   Portfolio to open an account in another
                                        Vanguard fund or to add to an existing
1-800-662-2739                          Vanguard fund account with an identical
Client Services                         registration.

                                        *You must obtain a Personal
                                        Identification Number through
                                        Tele-Account at least seven days before
                                        you request your first redemption.

BY MAIL                                 Send a letter of instruction signed by
[ENVELOPE GRAPHIC]                      all registered account holders. Include
                                        the portfolio name and account number
                                        and (if you are selling) a dollar amount
FIRST-CLASS mail to:                    or number of shares OR (if you are
The Vanguard Group                      exchanging) the name of the portfolio
Vanguard Ohio Tax-Free Fund             you want to exchange into and a dollar
P.O. Box 1120                           amount or number of shares.
Valley Forge, PA 19482

EXPRESS or REGISTERED mail to:
The Vanguard Group
Vanguard Ohio Tax-Free Fund
455 Devon Park Drive
Wayne, PA 19087


BY CHECK                                You can sell shares by writing a check
[CHECK GRAPHIC]                         for $250 or more.


AUTOMATICALLY                           Vanguard offers several ways to sell or
[GRAPHIC OF ARROWS                      exchange shares automatically (see
 ROTATING IN A CIRCLE]                  "Services and Account Features"). Call
                                        Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt a Portfolio's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

  Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about each Portfolio twice a year. These comprehensive reports include an assessment of each Portfolio's performance (and a comparison with its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT                  Sent each time you buy, sell, or
                                        exchange shares; confirms the date and
                                        the amount of your transaction.

PORTFOLIO SUMMARY                       Mailed quarterly; shows the market value
                                        of your account at the close of the
                                        statement period, as well as
                                        distributions, purchases, sales, and
                                        exchanges for the current calendar year.

FUND FINANCIAL REPORTS                  Mailed in January and July for each
                                        Portfolio.

TAX STATEMENTS                          Generally mailed in January; report
                                        previous year's taxable distributions
                                        and proceeds from the sale of Portfolio
                                        shares.

AVERAGE COST STATEMENT                  Issued quarterly (accompanies your
[BOOK GRAPHIC]                          Portfolio Summary); shows the average
                                        cost of shares that you redeemed during
                                        the calendar year, using the average
                                        cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                   Toll-free access to Vanguard fund and
                                        account information--as well as some
1-800-662-6273                          transactions--through any TouchTone(TM)
Any time, seven days a week,            telephone. Tele-Account provides total
from anywhere in the continental        return, share price, price change, and
United States and Canada.               yield quotations for all Vanguard funds;
[BOOK GRAPHIC ]                         gives your account balances and history
                                        (e.g., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

VANGUARD ON THE                         Use your personal computer to visit
WORLD WIDE WEB                          Vanguard's education-oriented website,
http://www.vanguard.com                 which provides timely news and
                                        information about Vanguard funds and
                                        services; an on-line "university" that
                                        offers a variety of mutual fund classes;
                                        and easy-to-use, interactive tools to
                                        help you create your own investment and
                                        retirement strategies.

VANGUARD ONLINE(SM)                     Use your personal computer to learn more
KEYWORD:                                about Vanguard funds and services;
                                        keep in touch with your Vanguard
                                        accounts; map out a long-term
                                        investment strategy; and ask questions,
                                        make suggestions, and send messages to
                                        Vanguard. Vanguard Online is offered
                                        through America Online(R) (AOL). To
                                        establish an AOL account, call
                                        1-800-238-6336.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about the Portfolios of Vanguard Ohio Tax-Free Fund, including their investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in a Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

   / / Each Portfolio's objective? (page 6)

   / / Each Portfolio's investment strategies? (page 7)

   / / Who should invest in each Portfolio? (page 6)

   / / The risks associated with each Portfolio? (pages 5-11)

   / / Whether each Portfolio is federally insured? (inside front cover)

   / / Each Portfolio's expenses? (page 3)

   / / The background of the Portfolios' investment managers? (page 14)

   / / How to open an account? (page 17)

   / / How to sell or exchange shares? (page 19)

   / / How often you'll receive statements and financial reports? (page 21)


                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or both of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

     1.  Less than a year
     2.  1 - 2 years
     3.  3 - 4 years
     4.  5 - 9 years
     5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

     1.  A very inexperienced investor
     2.  A somewhat inexperienced investor
     3.  A somewhat experienced investor
     4.  An experienced investor
     5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

     1.  Zero
     2.  One
     3.  Two
     4.  Three
     5.  Four or more

F.   I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree

G.   OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

     1.  I strongly disagree
     2.  I disagree
     3.  I somewhat agree
     4.  I agree
     5.  I strongly agree


                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)

A separate tax system designed to assure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION

A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FACE VALUE

The value of a bond at the time it was issued (that is, initially sold).

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INSURED BONDS

Bonds whose payments of both principal and interest are guaranteed. The insurance does not guarantee the value of the bonds, only that bond payments will be made in a timely fashion.

INVESTMENT GRADE

Bonds whose credit quality is considered by independent bond-rating agencies to be among the highest.

MATURITY

The date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND

A bond issued by a state or local government. Dividend income from municipal bonds is generally free from federal income taxes, as well as taxes in the state in which it was issued.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                          [VANGUARD LOGO]
                                                          Post Office Box 2600
                                                          Valley Forge, PA 19482

INVESTOR INFORMATION                           VANGUARD BROKERAGE                        ELECTRONIC ACCESS TO THE
DEPARTMENT                                     SERVICES                                  VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)                          1-800-992-8327                            EDUCATION AND INFORMATION
TEXT TELEPHONE:                                For information on trading                CENTER
1-800-952-3335                                 stocks, bonds, and options                World Wide Web
For information on our funds,                  at reduced commissions                    http://www.vanguard.com
fund services, and retirement
accounts; requests for                         VANGUARD TELE-ACCOUNT(R)                  E-mail
literature                                     1-800-662-6273 (ON-BOARD)                 online@vanguard.com
                                               For 24-hour automated access
CLIENT SERVICES DEPARTMENT                     to price and yield, information
1-800-662-2739 (CREW)                          on your account, certain
TEXT TELEPHONE:                                transactions                              (C) 1997 Vanguard Marketing
1-800-662-2738                                                                           Corporation, Distributor
For information on your
account, account transactions,
account statements

                                     PART B

                          VANGUARD OHIO TAX-FREE FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 28, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 28, 1997. To obtain this Prospectus, please call:


                   VANGUARD'S INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Limitations....................................................................   B-1
Investment Policies.......................................................................   B-3
Ohio Risk Factors.........................................................................   B-5
Yield and Total Return....................................................................   B-7
Calculation of Yield......................................................................   B-7
Performance Measures......................................................................   B-8
Investment Management.....................................................................  B-10
Portfolio Transactions....................................................................  B-10
Purchase of Shares........................................................................  B-11
Redemption of Shares......................................................................  B-11
Valuation of Shares.......................................................................  B-12
Management of the Fund....................................................................  B-14
Description of Shares and Voting Rights...................................................  B-17
Financial Statements......................................................................  B-17
Appendix A -- Description of Municipal Bonds and their Ratings............................  B-18
Appendix B -- Municipal Lease Obligations.................................................  B-20


                             INVESTMENT LIMITATIONS


     The following limitations cannot be changed without the consent of the holders of a majority of the applicable Portfolio's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")).



          1. Each Portfolio will not invest in securities other than municipal bonds except that each Portfolio may make temporary investments in (a) notes issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposits; (b) investment companies investing in such securities which have investment objectives consistent with those of the Portfolio to the extent permitted by the 1940 Act; and (c) any such securities or municipal bonds subject to repurchase agreements;



           2. Each Portfolio will limit the aggregate value of all holdings (except U.S. Government and cash items, as defined under Subchapter M of the Internal Revenue Code (the "Code")), each of which exceeds 5% of the Portfolio's total assets, to an aggregate amount of 50% of such assets;



           3. Each Portfolio will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Portfolio's total assets;



           4. Each Portfolio will not borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. The Portfolio will repay all borrowings before making additional investments. Interest paid on such borrowings will reduce income;

           5. Each Portfolio will not pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Portfolio;



           6. Each Portfolio will not issue senior securities as defined in the 1940 Act;



           7. Each Portfolio will not engage in the business of underwriting securities issued by other persons except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;


           8. Each Portfolio will not purchase or sell real estate, but this shall not prevent investments in municipal bonds secured by real estate or interests therein;


           9. Each Portfolio will not make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed. In addition, although the Portfolios have no present intention to do so, each Portfolio reserves the right to lend its investment securities to qualified institutions in accordance with guidelines of the Securities and Exchange Commission;



          10. Each Portfolio will not purchase on margin or sell short, except as specified below in investment limitation No. 12;


          11. Each Portfolio will not purchase or retain securities of an issuer if those Trustees of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

          12. Each Portfolio will not purchase or sell commodities or commodities contracts, except that the Ohio Insured Long-Term Portfolio may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of the Portfolio's assets are required as deposit on futures contracts and not more than 20% of the Portfolio's assets are invested in futures contracts and/or options transactions at any time;

          13. Each Portfolio will not invest its assets in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets or otherwise, to the extent permitted by Section 12 of the 1940 Act;


          14. Each Portfolio will not invest in put, call, straddle or spread options (except as described above in investment limitation No. 12) or interests in oil, gas or other mineral exploration or development programs; and



           15. Each Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);



          16. Each Portfolio will not purchase an industrial revenue bond if as a result of such purchase (i) more than 5% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three (3) years' operating history, or (ii) more than 20% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial development bonds. These restrictions do not apply to municipal obligations where the payment of principal and interest is the responsibility of a government or the political subdivision of a government.


     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, each Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be (1) wholly owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies. Additionally, the Fund may invest without limit in when-issued securities. Please see the prospectus for a description of such securities.

                              INVESTMENT POLICIES


FUTURES CONTRACTS AND OPTIONS


     The Insured Long-Term Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying municipal security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.



     Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.



     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with margin at prices which may range upward from less than 5% of the value of the contract being traded. The Fund expects to earn interest income on its margin deposits.



     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.



     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolio intends to use futures contracts only for bona fide hedging purposes.



     Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.


     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS


     The Insured Long-Term Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.


RISK FACTORS IN FUTURES TRANSACTIONS


     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.


     The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal interest rate futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.


     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities or other characteristics than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


OTHER TYPES OF DERIVATIVES



     In addition to futures and options, The Insured Long-Term Portfolio may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to or imbedded in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.



     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.



FEDERAL TAX TREATMENT OF FUTURES CONTRACTS



     The Insured Long-Term Portfolio is required for federal income tax purposes to recognize as income for each taxable year net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.


     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.


                               OHIO RISK FACTORS


     As described above, the Portfolios will invest most of their respective net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of ) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Portfolios are therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may affect the Portfolios. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

     The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Portfolio or other parties. The timely payment of debt service on Ohio Obligations that are so insured may not be subject to the factors referred to in this section of the Prospectus.

     Ohio is the seventh most populous state. Its 1990 Census count of 10,847,000 indicates a 0.5% population increase from 1980.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. The state's economy has also benefitted by improved manufacturing productivity and a strong export position which helped shield the state's economy from domestic recession in the early 1990's.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     Ohio's debt burden is moderate, and the state and most local governments observe prudent debt management practices. The state government has maintained positive year-end balances in its general revenue account during the 1980s, achieved through timely revisions in tax and spending plans. During the economic recovery of the mid-1980's, the State accumulated sizable fund balances in its general revenue fund and maintained a healthy budget stabilization (or "rainy day") fund. This strong financial position provided the state with far more flexibility than most states to weather the revenue shortfalls and increased human services expenditures generated by the most recent recession. The state's finances remain sound and poised to generate enhanced balances as the national economy effects a sustained recovery from the recession of the early 1990's.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. These procedures include general and selected reductions in appropriations spending.

     By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt to the payment of which taxes or excises were pledged. As of September 1994, $671 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such state obligations are generally secured by annual appropriation lease agreements with the state.

     In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period. Additionally, state and local agen-cies issue revenue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions.

     Local school districts in Ohio receive a major portion (on a state-wide basis, recently approximately 46%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 98 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                             YIELD AND TOTAL RETURN


     The yield of the Ohio Insured Long-Term Portfolio for the 30-day period ended November 30, 1996 was 4.83%.



     The average annual total return of the Ohio Insured Long-Term Portfolio for the one- and five-year periods ended November 30, 1996, and since the inception of the Fund on June 18, 1990 was +5.75% and +7.98% and +8.62%, respectively. The average annual total return of the Ohio Money Market Portfolio for the one- and five-year periods ended November 30, 1996, and since the inception of the Fund on June 18, 1990 was +3.42%, +3.04% and +3.48%, respectively.


                              CALCULATION OF YIELD

     The current yield of the Ohio Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change for seven days, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Ohio Money Market Portfolio for the 7-day base period ended November 30, 1996.



                                                                                MONEY MARKET PORTFOLIO
                                                                                ----------------------
                                                                                       11/30/96
                                                                                ----------------------
Value of account at beginning of period......................................          $1.00000
Value of same account at end of period*......................................           1.00066
                                                                                       --------
Net Change in account value..................................................          $ .00066
Annualized Current Net Yield
  (Net Change X 365/7) / average net asset value.............................              3.43%
Effective Yield
  [(Net Change) + 1] 365/7 -1................................................              3.49%
Average Weighted Maturity of investments.....................................           62 days


---------------
* Exclusive of any capital changes.


     The Money Market Portfolio seeks to maintain, but does not guarantee a constant net asset value of $1.00. The yield of the Portfolio will fluctuate. Although the Money Market Portfolio invests in high-quality instruments, the shares of the Portfolio are not insured or guaranteed by the U.S. Government. The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the instruments it holds, and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government Securities held by the Portfolio are excluded from this coverage. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund and other investment vehicles however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.


                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.


     The Fund may use one or more of the following unmanaged indexes for comparative performance purposes.


STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.


LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL (20 YEAR) BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.


COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.



COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.



COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).



LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publically issued, fixed rate, non-convertible investment grade, dollar-denominated, SEC registered corporate debt rated AA or AAA.


LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.


LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.



LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.


LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             INVESTMENT MANAGEMENT


     The Fund receives all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment staff is supervised by the Senior Officers of the Fund.



     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.



     A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rate in future years will vary significantly from the rates in recent years.



                             PORTFOLIO TRANSACTIONS



HOW TRANSACTIONS ARE AFFECTED



     The types of securities in which the Portfolios invest are generally purchased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended November 30, 1994, 1995 and 1996, the Portfolios did not pay any brokerage commissions.

HOW BROKERS AND DEALERS ARE SELECTED



     Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.



HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED



     As previously explained, the types of securities that the Portfolios purchase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


                               PURCHASE OF SHARES

     Each Portfolio of the Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a Portfolio, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     STOCK CERTIFICATES. Your purchase will be made in full and fractional shares of a Portfolio calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates and saves the Fund the cost of issuing certificates. For the Insured Long-Term Portfolio, share certificates are available at any time upon written request at no additional cost to shareholders. No certificates will be issued for the Money Market Portfolio, nor will certificates be issued for fractional shares in the Insured Long-Term Portfolio.

                              REDEMPTION OF SHARES


     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, a Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     No charge is made by a Portfolio for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Any redemption may be more or less than the shareholder's cost depending on the Portfolio's net asset value.

     SIGNATURE GUARANTEES. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the authenticity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNERS; AND (2) SHARE TRANSFER REQUESTS.


     A signature guarantee may be obtained from a bank, broker, or any other guarantor that Vanguard deems to be acceptable.


     A signature guarantee must appear either: (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     The valuation of shares of the Ohio Insured Long-Term Portfolio is described in detail in the Prospectus.

     OHIO MONEY MARKET PORTFOLIO. The net asset value per share of the Ohio Money Market Portfolio is determined on each day that the New York Stock Exchange is open.


     It is the policy of the Ohio Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The constant net asset value is not guaranteed. Although the Money Market Portfolio invests in high-quality instruments, the shares of the Portfolio are not insured or guaranteed by the U.S. Government. The instruments held by the Ohio Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at-cost and there-after assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above under Calculation of Yield may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.



     The valuation of the Ohio Money Market Portfolio's instruments based upon their amortized cost and the commitment to maintain the Portfolio's per share net asset value of $1.00 is permitted by Rule 2a-7 under the Investment Company Act of 1940, pursuant to which the Fund must adhere to certain conditions. Accordingly, the Fund has agreed to maintain a dollar-weighted average portfolio maturity for the Ohio Money Market Portfolio of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less only, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.


     It is a fundamental objective of management to maintain the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. The Trustees have established procedures designed to achieve this objective. Such procedures will include a review of the Portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                             MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

     The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its Officers. A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee*

     Chairman and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive
Officer and Trustee*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Trustee
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Trustee
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

JAMES O. WELCH, JR., Trustee

     Retired Chairman of Nabisco Brands Inc. and retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.


JOHN C. SAWHILL, Trustee

     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co. and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.


ALFRED M. RANKIN, JR., Trustee
     Chairman, President, Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

J. LAWRENCE WILSON, Trustee
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

* Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.


THE VANGUARD GROUP

     Vanguard Ohio Tax-Free Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several other Vanguard Funds, including the Vanguard Ohio Tax-Free Fund.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1996, Vanguard Ohio Tax-Free Fund had contributed capital of $41,000 to Vanguard representing 0.2% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard and (2) there is no restriction on the maximum cash investment that the Vanguard Funds may make in Vanguard.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1996, the Fund's share at Vanguard's actual net costs of operations relating to management and administrative services including transfer agency totaled approximately $619,000.


     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Trustees (Directors) and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group; provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended November 30, 1996, the Fund paid approximately $102,000 of the Group's distribution and marketing expenses.


     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to the Fund, Vanguard Municipal Bond Fund, Vanguard Bond Index Fund, Vanguard Money Market Reserves, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Index Trust, Vanguard Admiral

Funds, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard REIT Index Portfolio, Vanguard Treasury Fund, several portfolios of Vanguard Variable Insurance Fund, several Portfolios of Vanguard Fixed Income Securities Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the year ended November 30, 1994, 1995 and 1996, the Fund paid approximately $34,000, $43,000 and $49,000 respectively, of Vanguard's investment advisory expenses.



     REMUNERATION OF TRUSTEES AND OFFICERS. The Fund pays each Trustee, who is not also an officer, an annual fee plus travel and other expenses incurred in attending Board meetings. During the year ended November 30, 1996, the Fund paid $1,000 in Trustee's expenses. The Fund's officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of officers' and employees' salaries and retirement benefits. During the year ended November 30, 1996, the Fund's proportionate share of remuneration paid to all Officers of the Fund, as a group, was approximately $13,044.



     Trustees who are not officers receive an annual fee upon retirement equal to $1,000 for each year of service on the board up to a maximum of $15,000. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each officer's annual compensation plus 5.7% of that part of the officer's compensation during the year, if any, that exceed the Social Security Taxable Wage Base then in effect. Under Vanguard's thrift plan, all employees are permitted to make pre-tax contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contribution on a 100% basis. During the year ended November 30, 1996 the Fund's proportionate share of retirement benefits paid to all officers of the Fund, as a group, was approximately $300.



     The following table provides detailed information with respect to the amounts paid or accrued for the Trustees for the fiscal year ended November 30, 1996.


                          VANGUARD OHIO TAX-FREE FUND
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
     NAMES OF TRUSTEES          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT       PAID TO TRUSTEES(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                     --                   --                       --                      --
John J. Brennan(1)                   --                   --                       --                      --
Barbara Barnes Hauptfuhrer         $143                  $23                  $15,000                 $65,000
Robert E. Cawthorn                 $143                  $17                  $13,000                 $65,000
Burton G. Malkiel                  $143                  $15                  $15,000                 $65,000
Alfred M. Rankin, Jr.              $143                  $12                  $15,000                 $65,000
John C. Sawhill                    $143                  $14                  $15,000                 $65,000
James O. Welch, Jr.                $143                  $18                  $15,000                 $65,000
J. Lawrence Wilson                 $143                  $13                  $15,000                 $65,000


---------------

(1)As interested Trustees, Messrs. Bogle and Brennan receive no compensation for their service as Trustees.


(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel).

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized as a Pennsylvania business trust on March 16, 1990.

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Fund is offering shares of two Portfolios.

     The shares of the Fund are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

     The Fund will continue without limitation of time, provided, however that:

     1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund; and

     2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1) and 2) above, the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Pennsylvania law shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the year ended November 30, 1996 and the financial highlights for each of the periods presented, appearing in the Fund's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is available upon request.

         APPENDIX A -- DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

     MUNICIPAL BONDS -- GENERAL. Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.


     The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ or SP-1 by Standard & Poor's Corp. or MIG-1 or MIG-2 by Moody's Investors Service), project notes, demand notes and tax-exempt commercial papers (rated A-1 by Standard & Poor's Corp. or P-1 by Moody's Investors Service, Inc.). The Fund may invest in unrated notes of issuers considered by the Board of Trustees to be of credit quality comparable to that required for rated notes.


     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Project notes are instruments insured by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such project notes, they are also secured by the full faith and credit of the United States.


     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest normally are payable on not more than one year's notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.


     The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of Vanguard's Fixed Income Group to appraise independently the fundamental quality of the bonds held by the Fund.

     Municipal bonds are sometimes purchased on a "when-issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

     From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     RATINGS. Excerpts from Moody's Investors Service, Inc.'s municipal bond ratings: Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure, Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds; together with Aaa group they comprise what are generally known as "high grade bonds";
A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     Description of Moodys' ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

     Description of Moody's highest commercial paper rating: Prime-1
("P-1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     Excerpts from Standard & Poor's Corporation's municipal bond ratings:
AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions;
BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB -- B -- CCC --
CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid;
D -- in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Excerpt from Standard & Poor's Corporation's rating of municipal notes issues: SP-1+ -- very strong capacity to pay principal and interest;
SP-1 -- strong capacity to pay principal and interest.

     Description of S&P's highest commercial papers ratings: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payment is very strong.

                   APPENDIX B -- MUNICIPAL LEASE OBLIGATIONS


     Each Portfolio may invest in municipal lease obligations. Such securities will be treated as liquid under the following guidelines established by the Board of Trustees:


     1. The obligation has been rated "investment grade" by at least one NRSRO and is considered to be investment grade by the investment adviser.

     2. The obligation is secured by payments from a governmental lessee which is generally recognized and has debt obligations which are actively traded by a minimum of five broker/dealers.

     3. At least $25 million of the lessee debt is outstanding either in a single transaction or on parity, and owned by a minimum of five institutional investors.

     4. The investment adviser has determined that the obligation, or a comparable lessee security, trades in the institutional marketplace at least periodically, with a bid/offer spread of 20 basis points or less.

     5. The governmental lessee has a full faith and credit general obligation rating of at least "A--" as published by at least one NRSRO or as determined by the investment adviser. If the lessee is a state government, the general obligation rating must be at least BAA1, BBB+, or equivalent, as determined above.

     6. The projects to be financed by the obligation are determined to be critical to the lessee's ability to deliver essential services.

     7. Specific legal features such as covenants to maintain the tax-exempt status of the obligation, covenants to make lease payments without the right of offset or counterclaim, covenants to return leased property to the lessor in the event of non-appropriation, insurance policies, debt service reserve fund, are present.

     8. The lease must be "triple net" (i.e. -- lease payments are net of property maintenance, taxes and insurance).

     9. If the lessor is a private entity, there must be a sale and absolute assignment of rental payments to the trustee, accompanied by a legal opinion from recognized bond counsel that lease payments would not be considered property of the lessor's estate in the event of lessor's bankruptcy.

                                     PART C
                          VANGUARD OHIO TAX-FREE FUND
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS


     The Registrant's audited Financial Statements for the year ended November 30, 1996, including Price Waterhouse LLP's, report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report to Shareholders which has been filed with the Commission. The financial statements of each Portfolio included in the Annual Report are:



      1. Statement of Net Assets as of November 30, 1996


      2. Statement of Operations for the year ended November 30, 1996


      3. Statement of Changes in Net Assets for each of the years ended November 30, 1995 and 1996


     *4. Financial Highlights for each of the five years in the period ended
         November 30, 1996, and for the period June 18, 1990 to November 30,
         1990

      5. Notes to Financial Statements
      6. Report of Independent Accountants
---------------
* In addition, the financial highlights for each of the respective periods presented is included in Part A of this registration.

     (B) EXHIBITS

                 EXHIBIT NUMBER                             DESCRIPTION
          ----------------------------  ---------------------------------------------------
           1 .........................  Declaration of Trust**
           2 .........................  By-Laws of Registrant**
           3 .........................  Not Applicable
           4 .........................  Not Applicable
           5 .........................  Not Applicable
           6 .........................  Not Applicable
           7 .........................  Reference is made to the section entitled
                                        "Management of the Fund" in the Registrant's
                                        Statement of Additional Information
           8 .........................  Form of Custody Agreement**
           9 .........................  Form of Vanguard Service Agreement**
          10 .........................  Opinion of Counsel**
          11 .........................  Consent of Independent Accountants*
          12 .........................  Financial Statements -- reference is made to (a)
                                        above
          13 .........................  Not Applicable
          14 .........................  Not Applicable
          15 .........................  Not Applicable
          16 .........................  Schedule for Computation of Performance Quotations*
          27 .........................  Financial Data Schedule*

---------------
 * Filed herewith
** Previously filed

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of November 30, 1996 the number of shareholders of each Portfolio of the Fund was as follows:



          Insured Long-Term Portfolio.........................................     4,390
          Money Market Portfolio..............................................     3,091


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None
     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadelphia, PA.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to comply with the provisions of section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of March, 1997.


                                       VANGUARD OHIO TAX-FREE FUND


                                       By: /s/          JOHN J. BRENNAN


                                         ---------------------------------------
                                                 (Raymond J. Klapinsky)

                                                    John J. Brennan,


                                          President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                        SIGNATURES
                        ----------                                  TITLE                        DATE
                                                           -----------------------          ---------------
            By: /s/                 JOHN C.                Chairman of the Board             March 21, 1997
                         BOGLE                             and Trustee
-------------------------------------------------------
                (Raymond J. Klapinsky)
                    John C. Bogle*
            By: /s/                JOHN J.                 President, Chief                  March 21, 1997
                        BRENNAN                              Executive Officer
-------------------------------------------------------    and Trustee
                (Raymond J. Klapinsky)
                   John J. Brennan*
       By: /s/           BARBARA B. HAUPTFUHRER            Trustee                           March 21, 1997
-------------------------------------------------------
                (Raymond J. Klapinsky)
                Barbara B. Hauptfuhrer*
            By: /s/               BURTON G.                Trustee                           March 21, 1997
                        MALKIEL
-------------------------------------------------------
                (Raymond J. Klapinsky)
                  Burton G. Malkiel*
            By: /s/                JOHN C.                 Trustee                           March 21, 1997
                        SAWHILL
-------------------------------------------------------
                (Raymond J. Klapinsky)
                   John C. Sawhill*
        By: /s/              ROBERT E. CAWTHORN            Trustee                           March 21, 1997
-------------------------------------------------------
                (Raymond J. Klapinsky)
                  Robert E. Cawthorn*
         By: /s/             ALFRED M. RANKIN,             Trustee                           March 22, 1997
                          JR.
-------------------------------------------------------
                (Raymond J. Klapinsky)
                Alfred M. Rankin, Jr.*
         By: /s/              JAMES O. WELCH,              Trustee                           March 21, 1997
                          JR.
-------------------------------------------------------
                (Raymond J. Klapinsky)
                 James O. Welch, Jr.*
        By: /s/              J. LAWRENCE WILSON            Trustee                           March 21, 1997
-------------------------------------------------------
                (Raymond J. Klapinsky)
                  J. Lawrence Wilson*
           By: /s/               RICHARD F.                Treasurer and Principal           March 21, 1997
                        HYLAND                             Financial Officer and
-------------------------------------------------------    Accounting Officer
                (Raymond J. Klapinsky)
                  Richard F. Hyland*
       By: /s/             RAYMOND J. KLAPINSKY            Secretary                         March 21, 1997
-------------------------------------------------------
                 Raymond J. Klapinsky*


* By Power of Attorney -- See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

CONSENT OF INDEPENDENT ACCOUNTANTS...................................................   EX-99.B11
SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS...................................   EX-99.B16
FINANCIAL DATA SCHEDULE..............................................................   EX-27